LONG-TERM DEBT	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
LONG-TERM DEBT
LONG-TERM DEBT

Long-term debt consisted of the following:

	December 31,	December 31,
(in thousands)	2018	2017
8.25% Senior Secured Notes (due 2025)	$676,661	$—
12.00% Senior Secured Notes (due 2022)	—	585,823
Non-Recourse U.S. SPV Facility	—	120,402
Non-Recourse Revolving Canada SPV Facility	107,479	—
Senior Revolver	20,000	—
Cash Money Revolving Credit Facility	—	—
Long-term debt	$804,140	$706,225

8.25% Senior Secured Notes

In August 2018, we issued our 8.25% Senior Secured Notes which mature on September 1, 2025 ("8.25% Senior Secured Notes"). Interest on the notes is payable semiannually, in arrears, on March 1 and September 1. In connection with the 8.25% Senior Secured Notes, we capitalized financing costs of approximately $13.3 million, the balance of which is included in the Consolidated Balance Sheets as a component of "Long-term debt," and is being amortized over the term of the 8.25% Senior Secured Notes and included as a component of interest expense.

The proceeds of this issuance were used to (i) redeem the outstanding 12.00% Senior Secured Notes of CFTC, our wholly-owned subsidiary, (ii) to repay the outstanding indebtedness under the five-year revolving credit facility of CURO Receivables Finance I, LLC, our wholly-owned subsidiary ("CURO Receivables"), which consisted of a term loan and revolving borrowing capacity, (iii) for general corporate purposes and (iv) to pay fees, expenses, premiums and accrued interest in connection therewith.

As of December 31, 2018, we were in full compliance with the covenants and other provisions of the 8.25% Senior Secured Notes.

12.00% Senior Secured Notes

In February and November 2017, CFTC issued $470.0 million and $135.0 million, respectively, of 12.00% Senior Secured Notes due 2022 ("12.00% Senior Secured Notes"). Interest on the 12.00% Senior Secured Notes was payable semiannually, in arrears, on March 1 and September 1 of each year, beginning on September 1, 2017. The February 2017 issuance refinanced similar notes that were nearing maturity. The refinancing was treated as an extinguishment and resulted in a pretax loss of $12.5 million during the nine months ended September 30, 2017. In connection with these 2017 debt issuances, we capitalized financing costs of approximately $18.3 million, the balance of which is included in the Consolidated Balance Sheets as a component of "Long-term debt," and was being amortized over the term of the 12.00% Senior Secured Notes and included as a component of interest expense.

On March 7, 2018, CFTC redeemed $77.5 million of its 12.00% Senior Secured Notes using a portion of the proceeds from our IPO as required by the underlying indentures (the transaction whereby the 12.00% Senior Secured Notes were partially redeemed, the “Redemption”) at a price equal to 112.00% of the principal amount of the 12.00% Senior Secured Notes redeemed, plus accrued and unpaid interest paid thereon to the date of Redemption. Following the Redemption, $527.5 million of the original outstanding principal amount of the 12.00% Senior Secured Notes remained outstanding. The Redemption was conducted pursuant to the Indenture governing the 12.00% Senior Secured Notes (the “Indenture”), dated as of February 15, 2017, by and among CFTC, the guarantors party thereto and TMI Trust Company, as trustee and collateral agent.

The remainder of the 12.00% Senior Secured Notes were extinguished effective September 7, 2018 as a result of the issuance of the 8.25% Senior Secured Notes as described above. The extinguishment of the 12.00% Senior Secured Notes resulted in a pretax loss of $69.2 million during the year ended December 31, 2018.

Refer to Note 25, "Subsequent Events" for additional discussion of the SOA and Administration process as related to the 8.25% Senior Secured Notes.
Non-Recourse U.S. SPV Facility

In November 2016, CURO Receivables and a wholly-owned subsidiary, entered into a five-year revolving credit facility with Victory Park Management, LLC and certain other lenders that provides for an $80.0 million term loan and $70.0 million of revolving borrowing capacity that can expand over time (“Non-Recourse U.S. SPV Facility”). The loans bear interest at an annual rate of up to 12.00% plus the greater of (i) 1.0% per annum and (ii) the three-month LIBOR. CURO Receivables also pays a 0.50% per annum commitment fee on the unused portion of the commitments. In connection with this facility, we capitalized financing costs of approximately $5.3 million, the balance of which is included in the Consolidated Balance Sheets as a component of "Long-term debt" and is being amortized over the term of the Non-Recourse U.S. SPV Facility.

In September 2018, a portion of the proceeds from the 8.25% Senior Secured Notes were used to extinguish the revolver's balance of $42.4 million. In October 2018, we extinguished the remaining term loan balance of $80.0 million. We made the final termination payment of $2.7 million on October 26, 2018, resulting in a loss on the extinguishment of debt of $9.7 million for the year ended December 31, 2018.

Non-Recourse Canada SPV Facility

In August 2018, CURO Canada Receivables Limited Partnership, a newly created, bankruptcy-remote special purpose vehicle (the “Canada SPV Borrower”) and a wholly-owned subsidiary, entered into a four-year revolving credit facility with Waterfall Asset Management, LLC that provides for C$175.0 million of initial borrowing capacity and the ability to expand such capacity up to C $250.0 million (“Non-Recourse Canada SPV Facility”). The loans bear interest at an annual rate of 6.75% plus the three-month CDOR. The Canada SPV Borrower also pays a .50% per annum commitment fee on the unused portion of the commitments. This facility matures in 2022. As of December 31, 2018, the Canada SPV Borrower was in full compliance with the covenants and other provisions of the Non-Recourse Canada SPV Facility.

As of December 31, 2018, the carrying amount of outstanding borrowings from the Non-Recourse Canada SPV Facility was $107.5 million. For further information on Non-Recourse Canada SPV, refer to Note 5, "Variable Interest Entities."

Senior Revolver

On September 1, 2017, we entered into a $25.0 million Senior Secured Revolving Loan Facility (the “Senior Revolver”). The terms of the Senior Revolver generally conform to the related provisions in the Indenture dated February 15, 2017 for our 12.00% Senior Secured Notes due 2022 and complements our other financing sources, while providing seasonal short-term liquidity. In February 2018, the Senior Revolver capacity was increased to $29.0 million as permitted by the Indenture to the 12.00% Senior Secured Notes based upon consolidated tangible assets. Additionally, in November 2018, the Senior Revolver capacity was increased to $50.0 million as permitted by the Indenture to the 8.25% Senior Secured Notes. The Senior Revolver is now syndicated with participation by four banks.

Under the Senior Revolver, there is $50.0 million maximum availability, including up to $5.0 million of standby letters of credit, for a one-year term, renewable for successive terms following annual review. The Senior Revolver accrues interest at the one-month LIBOR plus 5.00% (subject to a 5% overall rate minimum) and is repayable on demand.

The terms of the Senior Revolver require that its outstanding balance be zero for at least 30 consecutive days in each calendar year. The Senior Revolver is guaranteed by all of our subsidiaries that guarantee our 8.25% Senior Secured Notes and is secured by a lien on substantially all assets of CURO and the guarantor subsidiaries that is senior to the lien securing our 8.25% Senior Secured Notes. The revolver had an outstanding balance of $20.0 million at December 31, 2018.

The Senior Revolver contains various conditions to borrowing and affirmative, negative and financial maintenance covenants. Certain of the more significant covenants are (i) minimum eligible collateral value, (ii) consolidated interest coverage ratio and (iii) consolidated leverage ratio. The Senior Revolver also contains various events of default, the occurrence of which could result in termination of the lenders’ commitments to lend and the acceleration of all our obligations under the Senior Revolver. As of December 31, 2018, we were in full compliance with the covenants and other provisions of our Senior Revolver.

In connection with this facility, we capitalized financing costs of approximately $0.1 million, the balance of which is included in the Consolidated Balance Sheets as a component of “Other assets,” and is being amortized over the term of the facility and included as a component of interest expense.

ABL Facility

On November 17, 2016, CURO Intermediate Holding Corp. ("CURO Intermediate") entered into a six-month recourse credit facility with Victory Park Management, LLC and certain other lenders which provided for $25.0 million of borrowing capacity, (“ABL Facility”). This facility matured in May 2017 and was fully converted to the Non-Recourse U.S. SPV Facility. The ABL Facility was secured by a first lien against our assets and the assets of CURO Intermediate and its domestic subsidiaries. The lender advanced to CURO Intermediate 80% of the principal balance of the eligible installment loans held by CURO Intermediate and its guarantor subsidiaries. As customer loan payments were received by CURO Intermediate and its guarantor subsidiaries, such payments were subjected to a conventional priority-of-payment waterfall provided the loan-to-value did not exceed 80%. The loans bore interest at an annual rate of up to 8.0% plus the greater of (i) 1.0% per annum and (ii) the three-month LIBOR. The ABL Facility provided that CURO Intermediate paid a 0.50% per annum commitment fee on the unused portion of the commitments and a 4.0% per annum monitoring fee on loans outstanding. Commitment terminations and voluntary prepayments of loans made prior to the 30th month anniversary of the closing date of the Non-Recourse U.S. SPV Facility are subject to a fee equal to 3.0% of the amount of revolving loan commitments terminated or loans voluntarily prepaid.

Cash Money Revolving Credit Facility

Cash Money Cheque Cashing, Inc., one of our Canadian subsidiaries ("Cash Money"), maintains a C$10 million revolving credit facility with Royal Bank of Canada, which increased from C$7.3 million in July 2018. The Cash Money Revolving Credit Facility provides short-term liquidity required to meet the working capital needs of our Canadian operations.  Aggregate draws under the revolving credit facility are limited to the lesser of: (i) the borrowing base, which is defined as a percentage of cash, deposits in transit and accounts receivable, and (ii) C$10 million. As of December 31, 2018, the borrowing capacity under our revolving credit facility was reduced by C$0.3 million in stand-by-letters of credit.

The Cash Money Revolving Credit Facility is collateralized by substantially all of Cash Money’s assets and contains various covenants that include, among other things, that the aggregate borrowings outstanding under the facility not exceed the borrowing base, restrictions on the encumbrance of assets and the creation of indebtedness. Borrowings under the Cash Money Revolving Credit Facility bear interest (per annum) at the prime rate of a Canadian chartered bank plus 1.95%.

The Cash Money Revolving Credit Facility was undrawn at December 31, 2018 and December 31, 2017.

Subordinated Stockholder Debt

As part of the acquisition of Cash Money in 2011, we issued an Escrow Note to the seller which provided us indemnification for certain claims. This note bears interest at 10.0% per annum, and quarterly interest payments are due until the note matures in May 2019. The balance of this note at December 31, 2018 and December 31, 2017 was $2.2 million and $2.4 million, respectively.

10.75% Senior Secured Notes

Between May 2011 and February 2013, CURO Intermediate issued a total of $440.0 million of 10.75% Senior Secured Notes due May 2018. In September 2016, CURO Intermediate made an open-market purchase of $25.1 million of the outstanding May 2011 10.75% Senior Secured Notes at 71.25% of the principal plus accrued and unpaid interest of $1.0 million and recognized a gain on early extinguishment of $7.0 million related to the discount on repurchase, net of unamortized deferred financing costs and fees. In connection with the issuances of the 10.75% Senior Secured Notes, we incurred $16.0 million of financing costs, the balance of which were included in the Consolidated Balance Sheet as a direct reduction of Long-term debt. Interest was paid semi-annually on May 15 and November 15 of each applicable year. In February 2017, proceeds from the issuance of the 12.00% Senior Secured Notes were used, together with available cash, to redeem the outstanding 10.75% Senior Secured Notes due 2018.

12.00% Senior Cash Pay Notes

In February 2013, Speedy Group issued $125.0 million of 12.00% Senior Cash Pay Notes due November 15, 2017. In connection with this borrowing, we incurred $3.4 million of financing costs that were recorded as a direct reduction of Long-term debt and amortized over the term of the notes as a component of interest expense. These notes were redeemed in February 2017 using proceeds from the 12.00% Senior Secured Notes, together with available cash.

Ranking and Guarantees

The 8.25% Senior Secured Notes rank senior in right of payment to all of our and our guarantor entities’ existing and future subordinated indebtedness and equal in right of payment with all of our and our guarantor entities’ existing and future senior indebtedness, including borrowings under our revolving credit facilities. Pursuant to our Inter-creditor Agreement, these notes and the guarantees will be effectively subordinated to our credit facilities and certain other indebtedness to the extent of the value of the assets securing such indebtedness and to liabilities of our subsidiaries that are not guarantors.

The 8.25% Senior Secured Notes are secured by liens on substantially all of our and the guarantors’ assets, subject to certain exceptions. At any time prior to September 1, 2021, we may redeem (i) up to 40% of the aggregate principal amount of the notes at a price equal to 108.2% of the principal amount, plus accrued and unpaid interest, if any, to the applicable redemption date with the net proceeds to us of certain equity offerings; and (ii) some or all of the notes at a make-whole price. On or after September 1, 2021, we may redeem some or all of the Notes at a premium that will decrease over time, plus accrued and unpaid interest, if any, to the applicable date of redemption. The redemption price for the notes if redeemed during the 12 months beginning (i) September 1, 2021 is 104.1%, (ii) September 1, 2022 is 102.1% and (iii) on or after September 1, 2023 is 100.0%.

Future Maturities of Long-Term Debt

Annual maturities of outstanding long-term debt for each of the five years after December 31, 2018 are as follows:

(in thousands)	Amount
2019	$20,000
2020	—
2021	—
2022	111,335
2023	—
Thereafter	690,000
Long-term debt (before deferred financing costs and discounts)	821,335
Less: deferred financing costs and discounts	17,195
Long-term debt, net	$804,140